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                                                                    Exhibit 32.1


                        CERTIFICATION OF PERIODIC REPORT



I, Jay Rosengarten, Chief Executive Officer of Lucille Farms, Inc. (the "Company"), certify, pursuant to section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1. the Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 30, 2004 (the "Report") fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o (d)); and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Lucille Farms, Inc.

Date:  November 15, 2004

                                        By  /s/ Jay M. Rosengarten

                                        --------------------------------
                                        Jay M. Rosengarten
                                        Chief Executive Officer




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